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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report (Date of earliest event reported):  December 3, 1997


THE NATIONAL COLLEGIATE TRUST 1997-S2 (as issuer under the Indenture, dated as of November 1, 1997, providing for the issuance of 7.24% Collateralized Student Loan Bonds, Series 1997-S2)


                      The National Collegiate Trust 1997-S2
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               (Exact name of Issuer as specified in its charter)


        Delaware                         33-63616              06-6454498
----------------------------           ------------       ----------------------
(State or Other Jurisdiction           (Commission          (I.R.S. Employer
of Incorporation)                      File Number)       Identification Number)

c/o Delaware Trust Capital Management, Inc.
900 Market Street
Wilmington, Delaware                                      19801
--------------------                                      -----
(Address of Principal                                   (Zip Code)
Executive Offices)

Registrant's telephone number, including area code (302) 421-7748
                                                   --------------



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

Item 2.  ACQUISITION OR DISPOSITION OF ASSETS
         ------------------------------------

Description of the Bonds and the Student Loan Pool

         On December 3, 1997, one series of bonds, entitled 7.24% Collateralized Student Loan Bonds, Series 1997-S2(the "Bonds") were issued pursuant to an indenture (the "Indenture") attached hereto as Exhibit 4.1, dated as of November 1, 1997, between Delaware Trust Capital Management, Inc., as owner trustee for The National Collegiate Trust 1997-S2 (the "Issuer"), and State Street Bank and Trust Company, as indenture trustee (the "Trustee"). The Bonds are collateralized by a pool of student loans (the "Student Loans") made to students at the educational institutions identified below (the "Owner Participants") that hold the beneficial ownership interests in the Issuer. The Student Loans were purchased by the Issuer directly from either BankBoston, NA or Bank of America National Association, as indicated below, simultaneously with the closing for the sale of the Bonds. The trust estate of the Issuer (the "Trust Estate") consists primarily of 3,471 Student Loans with an initial aggregate principal amount as of December 3, 1997 of $7,430,288. The following is a list of the Owner Participants whose students are borrowers of the Student Loans held by the Issuer, together with the percentage of their ownership interest in the Issuer:


NAME OF INSTITUTION                  PERCENTAGE INTEREST         ORIGINATOR
-------------------                  -------------------         ----------
Albright College                            1.41%            BankBoston, NA
Allegheny College                           1.00%            BankBoston, NA
Babson College                              0.03%            BankBoston, NA
Beaver College                              1.39%            BankBoston, NA
Bryant College                              1.09%            BankBoston, NA
Clarkson University                        21.19%            BankBoston, NA
Daniel Webster College                      2.16%            BankBoston, NA
Elmira College                              2.95%            BankBoston, NA
Embry-Riddle Aeronaut University            2.09%            BankBoston, NA
Franciscan University of Steubenville       1.71%            BankBoston, NA
Franklin Pierce College                     3.81%            BankBoston, NA
Geneva College                              0.09%            BankBoston, NA
Hartwick College                           19.58%            BankBoston, NA
Illinois Institute of Technology            0.46%            Bank of America National Association
Kings College                               0.05%            BankBoston, NA
Linfield College                            0.30%            Bank of America National Association
Lycoming College                            1.49%            BankBoston, NA
Mount Ida College                           0.39%            BankBoston, NA
Oglethorpe University                       0.17%            BankBoston, NA
Pepperdine University                      11.03%            Bank of America National Association
Pt. Loma Nazarene College                   8.44%            Bank of America National Association
Presbyterian College                        1.44%            BankBoston, NA


Roger Williams University                   3.18%            BankBoston, NA
St. Anselm College                          6.58%            BankBoston, NA
Santa Clara University                      3.28%            Bank of America National Association
Tulane University                           0.52%            BankBoston, NA
Utica College                               2.13%            BankBoston, NA
Wesleyan College                            2.03%            BankBoston, NA

         The Bonds were sold by the Issuer to BancAmerica Securities, Inc. (the "Underwriter") pursuant to a Master Underwriting Agreement, dated as of April 3, 1996, between The National Collegiate Trust (the "Depositor") and the Underwriter, and the Terms Agreement, dated November 25, 1997, among the Depositor, the Issuer and the Underwriter, attached hereto as Exhibit 1.1.

         The Bonds will bear a fixed interest rate from the Closing Date of 7.24% per annum until the principal amount of the Bonds is paid in full, as more fully described in the Indenture. Interest on the Bonds will be payable semiannually on the 20th day of each March and September, or, if such 20th day is not a Business Day, on the first Business Day thereafter, commencing on March 20, 1998 (each an "Interest Payment Date"). Interest is payable on the Bonds in an amount equal to the interest accrued on the unpaid principal amount of Bonds during the six-month period (or for the initial Interest Payment Date, the period commencing with the Closing Date) ending on the last day preceding each such Interest Payment Date. In addition, as more fully described in the Indenture, principal payments on the Bonds will be payable semiannually on the 20th day of each March and September, or, if such 20th day is not a Business Day, on the first Business Day thereafter, commencing on September 20, 2001 (each, a "Principal Payment Date"; together with the related Interest Payment Date, a "Payment Date"). The Stated Maturity Date for the Bonds will be on the Payment Date in September 2014, the latest scheduled maturity date of the Student Loans pledged to secure the Bonds.

         Capitalized terms used in this Item 2 hereof and not otherwise defined shall have the meanings assigned to them in the Indenture.

         Items 1, 3, 4, 5, 6 and 8 are not included because they are not applicable.

         Item 7.  Financial Statements and Exhibits

                  (a)      Not applicable

                  (b)      Not applicable

                  (c)      Exhibits

                  1.1 Terms Agreement, dated November 25, 1997, among The National Collegiate Trust as Depositor, the Issuer and the Underwriter.

                  3(i) Trust Agreement, dated as of November 1, 1997, between Delaware Trust Capital Management, Inc. and The National Collegiate Trust 1997-S2.

                  4.1 Indenture, dated as of November 1, 1997, between Delaware Trust Capital Management, Inc., as owner trustee for The National Collegiate Trust 1997-S2, and State Street Bank and Trust Company, as indenture trustee.

                  10.1 Administration Agreement, dated as of November 1, 1997, among the Issuer, Delaware Trust Capital Management, Inc., as owner trustee for The National Collegiate Trust 1997-S2, State Street Bank and Trust Company, as indenture trustee and First Marblehead Data Services Inc. as Administrator.

                                   SIGNATURES


                  Pursuant to the requirements of the Securities Exchange Act of 1934, the Issuer has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                       THE NATIONAL COLLEGIATE TRUST
                                       1997-S2

                                       By:    DELAWARE TRUST CAPITAL
                                              MANAGEMENT, INC., not in its
                                              individual capacity but as Owner
                                              Trustee


                                       By: /s/ Richard N. Smith
                                          --------------------------------------
                                       Name:   Richard N. Smith
                                       Title:  Vice President

Dated:  December 4, 1997

                                 EXHIBITS TABLE


                  1.1 Terms Agreement, dated November 25, 1997, among The National Collegiate Trust as Depositor, the Issuer and the Underwriter.

                  3(i) Trust Agreement, dated as of November 1, 1997, between Delaware Trust Capital Management, Inc. and The National Collegiate Trust 1997-S2.

                  4.1 Indenture, dated as of November 1, 1997, between Delaware Trust Capital Management, Inc., as owner trustee for The National Collegiate Trust 1997-S2, and State Street Bank and Trust Company, as indenture trustee.

                  10.1 Administration Agreement, dated as of November 1, 1997, among the Issuer, Delaware Trust Capital Management, Inc., as owner trustee for The National Collegiate Trust 1997-S2, State Street Bank and Trust Company, as indenture trustee and First Marblehead Data Services Inc. as Administrator.